Execution Version

SECOND AMENDMENT
TO
AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

This **SECOND AMENDMENT TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT** (this "Second Amendment") is entered into as of June 7, 2022 (the "Second Amendment Date"), by and between SLVH LLC, a Delaware limited liability company (the "SLVH Member"), and Gaucho Ventures I - Las Vegas LLC, a Delaware limited liability company (the "Gaucho Member") in respect of LVH Holdings LLC (the "Company"), a Delaware limited liability company.

WHEREAS, the SLVH Member and the Gaucho Member entered into that certain Amended and Restated Limited Liability Company Agreement of the Company dated June 16, 2021 (the "Original Agreement"), as amended by that certain First Amendment to Amended and Restated Limited Liability Company Agreement dated November 16, 2021 (the "First Amendment" and, together with the Original Agreement, the "Existing Agreement");

WHEREAS, as of the Second Amendment Date, the SLVH Member and the Gaucho Member comprise all of the Unitholders (as defined in the Existing Agreement) of the Company;

WHEREAS, the Ground Lease (as defined in the First Amendment) has been terminated as of March 14, 2022 (the "Termination Date");

WHEREAS, prior to the Second Amendment Date, the Gaucho Member has made the following Capital Contributions to the Company, in cash: the initial Capital Contribution of $1,000,000 pursuant to Section 3.1 of the Original Agreement; the First Additional Capital Contribution (as defined in the Original Agreement) of $2,500,000; and the Second Additional Capital Contribution (as defined in the Original Agreement and as such definition was modified by the First Amendment) of $3,500,000; and

WHEREAS, the SLVH Member and Gaucho Member desire to amend the Existing Agreement to modify the rules for distributions to the members of LVH, and modify the number, amount and timing of Additional Gaucho Contributions (as defined in the Existing Agreement and as such definition is modified by this Second Amendment), and as otherwise set forth in this Second Amendment.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the SLVH Member and the Gaucho Member agree as follows:

1. **Defined Terms.** Each capitalized term used but not defined in this Second Amendment has the meaning assigned to it in the Existing Agreement. Section 1.1 of the Existing Agreement is hereby modified by inserting the following defined terms in lieu of or in addition to those set forth in the Existing Agreement:

"Ground Lease" means [redacted]

[redacted].

"Ground Lease Execution Date" means the initial date of full execution and delivery of the Ground Lease.

"Previous Ground Lease" means [redacted].

"Second Amendment Date" means June 7, 2022.

2. **Termination of Previous Ground Lease**. The Members acknowledge that the Previous Ground Lease was terminated in accordance with its terms as of the Termination Date, prior to the Second Amendment Date and, accordingly, the JDA Date has not occurred and will not occur.

3. **Prior Capital Contributions; Current Schedule of Unitholders; Modification to Distribution Rules.**

a. Prior to the Second Amendment Date, the Members made Capital Contributions to the Company as described in Sections 3.1, 3.3(a), 3.3(b)(i) and 3.3(b)(ii) of the Existing Agreement. Notwithstanding this Second Amendment, the references in those Sections to "Ground Lease" and "Ground Lease Execution Date" shall continue to be as defined in the Existing Agreement.

b. As of the Second Amendment Date, the Schedule of Unitholders is as set forth below:

Unitholder	Units	Capital Contributions	Pro Rata Percentage
SLVH Member	[redacted]	[redacted]	[redacted]
Gaucho Member	396	[redacted]	[redacted]
Total	[redacted]	[redacted]	[redacted]

c. Notwithstanding Section 8.1(b) or any other provision of this Existing Agreement:

i. If the Ground Lease Execution Date has not occurred on or before December 31, 2022, then, as promptly as reasonably practicable after such date, the Company shall be liquidated and dissolved; and

ii. The Company has not made, and shall not make, any distributions after the Termination Date and prior to the Ground Lease Execution Date unless such distributions are made in accordance with the proviso in Section 11.3 of the Existing Agreement (i.e. first to the Gaucho Member to repay its Unreturned Capital, then to the SLVH Member to repay its Unreturned Capital, and then in accordance with Section 8.1(b) of the Existing Agreement).

4. **Amendment of Section 3.3(b)(iii) - (vi).** Section 3.3(b)(iii) through Section 3.3(b)(vi), inclusive, of the Existing Agreement are hereby deleted in their entirety and replaced with the following:

(iii) On or before the Third Outside Date (as defined below), the Gaucho Member shall make an additional Capital Contribution to the Company, in cash, in the amount of exactly Two Million Dollars ($2,000,000.00) (the "Third Additional Gaucho Contribution"). The "Third Outside Date" means the date that is thirty (30) days after the Ground Lease Execution Date. If and only if the Gaucho Member timely makes the entire Third Additional Gaucho Contribution, then the Gaucho Member shall be issued 113.1 Additional Units, and the Schedule of Unitholders shall be updated by Manager accordingly.

(iv) On or before the Fourth Outside Date (as defined below), the Gaucho Member shall make an additional Capital Contribution to the Company, in cash, in the amount of exactly Two Million Dollars ($2,000,000.00) (the "Fourth Additional Gaucho Contribution"). The "Fourth Outside Date" means the date that is thirty (30) days after the Third Outside Date. If and only if the Gaucho Member timely makes the entire Fourth Additional Gaucho Contribution, then the Gaucho Member shall be issued 113.1 Additional Units, and the Schedule of Unitholders shall be updated by Manager accordingly.

(v) On or before the Fifth Outside Date (as defined below), the Gaucho Member shall make an additional Capital Contribution to the Company, in cash, in the amount of exactly One Million Dollars ($1,000,000.00) (the "Fifth Additional Gaucho Contribution". The "Fifth Outside Date" means the date that is thirty (30) days after the Fourth Outside Date. If and only if the Gaucho Member timely makes the entire Fifth Additional Gaucho Contribution, then the Gaucho Member shall be issued 56.6 Additional Units, and the Schedule of Unitholders shall be updated by Manager accordingly.

(vi) On or before the Sixth Outside Date (as defined below), the Gaucho Member shall make an additional Capital Contribution to

the Company, in cash, in the amount of exactly Five Million Dollars ($5,000,000.00) (the "Sixth Additional Gaucho Contribution". The "Sixth Outside Date" means the date that is ninety (90) days after the Fifth Outside Date. If and only if the Gaucho Member timely makes the entire Sixth Additional Gaucho Contribution, then the Gaucho Member shall be issued 282.9 Additional Units, and the Schedule of Unitholders shall be updated by Manager accordingly.

(vii) On or before the Seventh Outside Date (as defined below), the Gaucho Member shall make an additional Capital Contribution to the Company, in cash, in the amount of exactly Ten Million Dollars ($10,000,000.00) (the "Seventh Additional Gaucho Contribution". The "Seventh Outside Date" means the date that is ninety (90) days after the Sixth Outside Date. If and only if the Gaucho Member timely makes the entire Seventh Additional Gaucho Contribution, then the Gaucho Member shall be issued 565.7 Additional Units, and the Schedule of Unitholders shall be updated by Manager accordingly.

(viii) On or before the Eighth Outside Date (as defined below), the Gaucho Member shall make an additional Capital Contribution to the Company, in cash, in the amount of exactly Eight Million Dollars ($8,000,000.00) (the "Eighth Additional Gaucho Contribution" and, together with the Third Additional Gaucho Contribution, the Fourth Additional Gaucho Contribution, the Fifth Additional Gaucho Contribution, the Sixth Additional Gaucho Contribution, and the Seventh Additional Gaucho Contribution, the "Additional Gaucho Contributions"). The "Eighth Outside Date" means the date that is ninety (90) days after the Seventh Outside Date. If and only if the Gaucho Member timely makes the entire Eighth Additional Gaucho Contribution, then the Gaucho Member shall be issued 452.6 Additional Units, and the Schedule of Unitholders shall be updated by Manager accordingly. The term "Outside Date" means the Third Outside Date, the Fourth Outside Date, the Fifth Outside Date, the Sixth Outside Date, the Seventh Outside Date and the Eighth Outside Date, as applicable. Any Outside Date equal to thirty (30) days may be extended by the Gaucho Member for up to fifteen (15) days, and any Outside Date equal to ninety (90) days may be extended by the Gaucho Member for up to thirty (30) days; except that (x) any such extension shall not be cumulative and shall not affect any subsequent Outside Dates (for example, if the Gaucho Member extends the Third Outside Date by fifteen (15) days, then the Fourth Outside Date shall be fifteen (15) days, instead of thirty (30) days, after the Third Outside Date as so extended, although the Gaucho Member may separately extend the Fourth Outside Date by up to fifteen

(15) days), and (y) the Sixth Outside Date may not be extended by the Gaucho Member, i.e. the Sixth Outside Date shall in all events be one hundred eighty (180) days after the Ground Lease Execution Date, with time being of the essence.

(ix) If and only if the Gaucho Member timely makes each of the Additional Gaucho Contributions in their entirety on or prior to the applicable Outside Date, then (x) the Gaucho Member shall have the additional rights set forth in Section 3.9, and (y) Section 3.3(e) and Section 3.8 shall apply as set forth therein. Notwithstanding anything to the contrary contained herein, if the Gaucho Member does not timely make any of the Additional Gaucho Contributions on or before the applicable Outside Date, Section 3.9, Section 3.3(e) and Section 3.8 shall be null and void for all purposes, and the Gaucho Member shall be a passive investor in the Company with no rights except as expressly required by applicable law.

5. **Amendment of Section 3.3(c)(iv) - (v).** Section 3.3(c)(iv) and Section 3.3(c)(v) of the Existing Agreement are hereby deleted in their entirety and replaced with the following:

(iv) If and only if the Gaucho Member timely makes the Third Additional Capital Contribution in accordance with Section 3.3(b)(iii), but before the remaining Additional Gaucho Contributions, the Schedule of Unitholders shall be as follows:

Unitholder	Units	Capital Contributions	Pro Rata Percentage
SLVH Member	[redacted]	[redacted]	[redacted]
Gaucho Member	509.1	[redacted]	[redacted]
Total	[redacted]	[redacted]	[redacted]

(v) If and only if the Gaucho Member timely makes the Fourth Additional Capital Contribution in accordance with Section 3.3(b)(iv), but before the Remaining Additional Gaucho Contributions, the Schedule of Unitholders shall be as follows:

Unitholder	Units	Capital Contributions	Pro Rata Percentage
SLVH Member	[redacted]	[redacted]	[redacted]
Gaucho Member	622.2	[redacted]	[redacted]

Total	[redacted]	[redacted]	[redacted]

(vi) If and only if the Gaucho Member timely makes the Fifth Additional Capital Contribution in accordance with Section 3.3(b)(v), but before the Remaining Additional Gaucho Contributions, the Schedule of Unitholders shall be as follows:

Unitholder	**Units**	**Capital Contributions**	**Pro Rata Percentage**
SLVH Member	[redacted]	[redacted]	[redacted]
Gaucho Member	678.8	[redacted]	[redacted]
Total	[redacted]	[redacted]	[redacted]

(vii) If and only if the Gaucho Member timely makes the Sixth Additional Capital Contribution in accordance with Section 3.3(b)(vi), but before the Remaining Additional Gaucho Contributions, the Schedule of Unitholders shall be as follows:

Unitholder	**Units**	**Capital Contributions**	**Pro Rata Percentage**
SLVH Member	[redacted]	[redacted]	[redacted]
Gaucho Member	961.7	[redacted]	[redacted]
Total	[redacted]	[redacted]	[redacted]

(viii) If and only if the Gaucho Member timely makes the Seventh Additional Capital Contribution in accordance with Section 3.3(b)(vi), but before the Eighth Additional Gaucho Contribution, the Schedule of Unitholders shall be as follows:

Unitholder	**Units**	**Capital Contributions**	**Pro Rata Percentage**
SLVH Member	[redacted]	[redacted]	[redacted]
Gaucho Member	1527.4	[redacted]	[redacted]
Total	[redacted]	[redacted]	[redacted]

6. **Amendment of Section 3.3(d).** Section 3.3(d) of the Existing Agreement is hereby deleted in its entirety and replaced with the following:

(d) If and only if each of the Additional Gaucho Contributions is timely made in accordance with Section 3.3(b) on or prior to the applicable Outside Date, then the Schedule of Unitholders immediately after the Eighth Additional Gaucho Contribution shall be as follows:

Unitholder	**Units**	**Capital Contributions**	**Pro Rata Percentage**
SLVH Member	[redacted]	[redacted]	[redacted]
Gaucho Member	1,980	[redacted]	[redacted]
Total	[redacted]	[redacted]	[redacted]

7. **Ratification.** Except as expressly amended by this Second Amendment, the Existing Agreement is hereby ratified and confirmed and is in full force and effect. From and after the Second Amendment Date, the phrase "this Agreement" in the Existing Agreement shall be deemed to be a reference to the Existing Agreement as amended by this Second Amendment.

8. **Counterparts**. This Second Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. Any counterpart or other signature hereupon delivered by facsimile or other electronic delivery method shall be deemed for all purposes as constituting good and valid execution and delivery of this Second Amendment by such party.

[signatures on following pages]

IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the date first set forth above.

SLVH LLC, a Delaware limited liability company

By:________________________________

[redacted]

GAUCHO VENTURES I – LAS VEGAS, LLC,
a Delaware limited liability company

By: Gaucho Group Holdings, Inc., its sole member

By:________________________________
Scott L. Mathis, President & CEO

IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the date first set forth above.

SLVH LLC, a Delaware limited liability company

By:____________________________________
[redacted]

GAUCHO VENTURES I – LAS VEGAS, LLC,
a Delaware limited liability company

By: Gaucho Group Holdings, Inc., its sole member

By: Scott Mathis
Scott L. Mathis, President & CEO